Gabelli Funds Automotive Symposium November 2, 2020 James Kamsickas Chairman and Chief Executive Officer Jonathan Collins Executive Vice President and Chief Financial Officer Exhibit 99.1

Certain statements and projections contained in this presentation are, by their nature, forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on our current expectations, estimates and projections about our industry and business, management’s beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement. Dana’s Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings discuss important risk factors that could affect our business, results of operations and financial condition. The forward-looking statements in this presentation speak only as of this date. Dana does not undertake any obligation to revise or update publicly any forward-looking statement for any reason. Safe Harbor Statement

Business Overview

Markets

Light Vehicles

52%



Heavy Vehicles

20%



Off-Highway

28%



Segments

Light Vehicle Drive Systems
42%

Off-Highway Drive and Motion Systems
27%

Commercial Vehicle Drive and Motion Systems
19%

Power Technologies
12%

Regions

North America


52 %

Europe


30%

South America


6%

Asia Pacific


12%

Technologies / Products

Technologies	Products
Drive	Axles, e-Axles, e-Drives, propshafts / driveshafts, conventional and hybrid transmissions, wheel and track drives, high-precision gears
Motion	Winches, slew drives, gearboxes, hydraulics, valves, custom gear and drives, controls and software, hub drives
Electrodynamic	Motors, inverters, controls and software, chargers, electrified power cradle, battery management system, fuel cell plates
Thermal	Transmission and engine oil cooling; battery, motor, and electronics cooling; charge air cooling; active warm-up; thermal-acoustical protective shielding
Sealing	Cam covers, oil pan modules, engine gaskets and seals, transmission gaskets and seals, transmission separator plates
Digital	Active and passive system controls, descriptive and predictive analytics

Sales as of Dec. 31, 2019. Consolidated sales only.

© 2020 Dana

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Dana Sustainability Goal: Energy Efficiency Renewable Energy Waste Elimination Water Conservation Dana to reduce total annual GHG emissions by >50% by 2035 Reduction of 300,000+ metric tons of GHG, annually

Light Vehicle Thermal Acquisition Light Vehicle Thermal Business* *Acquired liquid cooling portion of Modine's Automotive segment 8 Global Manufacturing Locations AMERICAS ~20% ICE Thermal HEV BEV EUROPE ~60% ASIA-PACIFIC ~20%

Transaction Summary Timing / Approvals Structure / Financials Signed definitive agreement to acquire a portion of Modine’s Automotive segment Purchase price of 1 dollar Assumption of certain financial liabilities ~$2 million financial debt ~$15 million unfunded pension liability Subject to customary regulatory approvals Anticipated closing in H1 2021 Will be consolidated within Power Technologies segment 2019A sales of ~$300 million Adjusted EBITDA of ~$30 million including cost synergies See appendix for comments regarding the presentation of non-GAAP measures Transaction Terms

Acquisition Benefits

Enhances Power Technologies

- Increases PT scale by ~30%
- Balances portfolio by increasing thermal product content
- Complementary manufacturing processes and supply chain

Complements Customers & Geography

- Enhanced relationships with new and existing light vehicle OEM customers
- Additional content with European and Asian customers
- Diversifies geographic footprint

Accelerates Electrification

- >70% of product offering has HEV and BEV applications
- Expands and enhances EV product offering
- Significant market growth opportunity

Creates Shareholder Value

- Contributes ~$30M of segment EBITDA on a post-synergy basis
- Negligible cash investment
- Expected to accrete ~$1/share

© 2020 Dana 7

End-Market Outlook Light-truck demand expected to remain strong for our key platforms New product launches for Ford Bronco Sport and Bronco will drive growth Class 8 and medium-duty demand expected to strengthen New business from EV programs beginning middle of next year Expect continued improvement in agriculture equipment demand Construction equipment market poised for rebound due to low equipment inventory levels Anticipate strong profit and cash conversion on improving market conditions Light Vehicle Market ➨ Commercial Vehicle Market Off-Highway Equipment Market ➨ ➨

Adjusted EBITDA is a non-GAAP financial measure which we have defined as net income before interest, income taxes, depreciation, amortization, equity grant expense, restructuring expense, non-service cost components of pension and other postretirement benefit costs and other adjustments not related to our core operations (gain/loss on debt extinguishment, pension settlements, divestitures, impairment, etc.). Adjusted EBITDA is a measure of our ability to maintain and continue to invest in our operations and provide shareholder returns. We use adjusted EBITDA in assessing the effectiveness of our business strategies, evaluating and pricing potential acquisitions and as a factor in making incentive compensation decisions. In addition to its use by management, we also believe adjusted EBITDA is a measure widely used by securities analysts, investors and others to evaluate financial performance of our company relative to other Tier 1 automotive suppliers. Adjusted EBITDA should not be considered a substitute for earnings before income taxes, net income or other results reported in accordance with GAAP. Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies. Diluted adjusted EPS is a non-GAAP financial measure which we have defined as adjusted net income divided by adjusted diluted shares. We define adjusted net income as net income attributable to the parent company, excluding any nonrecurring income tax items, restructuring charges, amortization expense and other adjustments not related to our core operations (as used in adjusted EBITDA), net of any associated income tax effects. We define adjusted diluted shares as diluted shares as determined in accordance with GAAP based on adjusted net income. This measure is considered useful for purposes of providing investors, analysts and other interested parties with an indicator of ongoing financial performance that provides enhanced comparability to EPS reported by other companies. Diluted adjusted EPS is neither intended to represent nor be an alternative measure to diluted EPS reported in accordance with GAAP. Free cash flow is a non-GAAP financial measure which we have defined as net cash provided by (used in) operating activities less purchases of property, plant and equipment. Adjusted free cash flow is a non-GAAP financial measure which we have defined as net cash provided by (used in) operating activities excluding discretionary pension contributions less purchases of property, plant and equipment. We believe these measures are useful to investors in evaluating the operational cash flow of the company inclusive of the spending required to maintain the operations. Free cash flow and adjusted free cash flow are not intended to represent nor be an alternative to the measure of net cash provided by (used in) operating activities reported in accordance with GAAP. Free cash flow and adjusted free cash flow may not be comparable to similarly titled measures reported by other companies. The accompanying financial information provides reconciliations of adjusted EBITDA, diluted adjusted EPS, free cash flow and adjusted free cash flow to the most directly comparable financial measures calculated and presented in accordance with GAAP. We have not provided a reconciliation of our adjusted EBITDA and diluted adjusted EPS outlook to the most comparable GAAP measures of net income (loss) and diluted EPS. Providing net income (loss) and diluted EPS guidance is potentially misleading and not practical given the difficulty of projecting event driven transactional and other non-core operating items that are included in net income (loss) and diluted EPS, including restructuring actions, asset impairments and certain income tax adjustments. The accompanying reconciliations of these non-GAAP measures with the most comparable GAAP measures for the historical periods presented are indicative of the reconciliations that will be prepared upon completion of the periods covered by the non-GAAP guidance. Non-GAAP Financial Information